SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2004

                               AXA FINANCIAL, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
-------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
-------------------------------------------------     -------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                      None
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 27, 2004, AXA Financial, Inc. (the "Company") and AXA Equitable Life Insurance Company ("AXA Equitable") entered into an Amended and Restated Employment Agreement (the "Agreement") with Stanley B. Tulin, Vice Chairman and Chief Financial Officer of both the Company and AXA Equitable. The Agreement supersedes in its entirety the parties' Restated Employment Agreement dated as of July 5, 2001, which was previously filed with the SEC. Among other things, the Agreement specifies the nature, duties, job titles and term of Mr. Tulin's employment, discusses Mr. Tulin's compensation and employee benefits, and indicates the consequences if Mr. Tulin's employment with the Company and AXA Equitable is terminated for any reason.

     The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement, which is attached as Exhibit 10.1 to this Form 8-K. Also attached, as Exhibits 10.2 and 10.3, are two letter agreements dated as of September 27, 2004, executed by Christopher M. Condron, President and Chief Executive Officer of the Company and Chairman, President and Chief Executive Officer of AXA Equitable, and Mr. Tulin, also relating to Mr. Tulin's compensation and benefits provided by the Company and AXA Equitable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

           The following exhibits are filed herewith:

           10.1 Amended and Restated Employment Agreement, dated as of September 27, 2004, between the Company, AXA Equitable, and Stanley B. Tulin.

           10.2 Letter Agreement, dated as of September 27, 2004, executed by Christopher M. Condron and Stanley B. Tulin, re "Additional Benefits."

           10.3 Letter Agreement, dated as of September 27, 2004, executed by Christopher M. Condron and Stanley B. Tulin, re "AXA's Performance Unit Plan."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  October 1, 2004                      By: /s/ Alvin H. Fenichel
                                            ---------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller

EXHIBIT INDEX

EXHIBIT NUMBER   EXHIBIT DESCRIPTION

10.1 Amended and Restated Employment Agreement, dated as of September 27, 2004, between the Company, AXA Equitable, and Stanley B. Tulin.

10.2 Letter Agreement, dated as of September 27, 2004, executed by Christopher M. Condron and Stanley B. Tulin, re "Additional Benefits."

10.3 Letter Agreement, dated as of September 27, 2004, executed by Christopher M. Condron and Stanley B. Tulin, re "AXA's Performance Unit Plan."